Exhibit 99.1

Renew Financial Group LLC 1221 Broadway, 4th Floor Oakland, California 94612

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renew Financial Group LLC (the “Company”) and Barclays Capital Inc. (the “Underwriter”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of Renew 2018-1 (the “Transaction”). Renew Financial Group LLC is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 106 property assessed clean energy (“PACE”) assessments (“PACE Assessments”) identified as follows (the “Sample Assessments”):

•	100 PACE Assessments (“Initial Assessment Sample”) were randomly selected from the file “Renew_2018-1_PWC_Assets_Assessments_For_Sample_04302018.xlsx”, within the tab labeled “Assessments” containing a list of 4,594 PACE Assessments provided by the Company on May 1, 2018 (“Initial Assessment List”). From the Initial Assessment Sample, 1 PACE Assessment was fully prepaid by May 3, 2018.

•	6 PACE Assessments (“Incremental Assessment Sample”) were randomly selected from the population of PACE Assessments included in the file “20181_Data_Tape_External_051618_PWC.xlsx”, within the tab labeled “Assessments” containing a list of 4,593 PACE Assessments provided by the Company on May 16, 2018 (“Revised Assessment List”).

With respect to the Initial Assessment Sample and Incremental Assessment Sample, a random selection method ensures that all PACE Assessments have an equal chance of being selected. With respect to the Incremental Assessment Sample, the Company instructed us to exclude the Initial Assessment Sample and any Assessments that had been fully prepaid as of May 3, 2018 from the random selection methodology.

The Specified Parties represent that the 106 Sample Assessments were selected from the pool of PACE Assessments underlying the PACE assets, which includes California PACE bonds (“PACE Bonds”) and Florida PACE debt obligations (“Florida Assets”) (collectively, the “PACE Assets”) sold as part of the Transaction, excluding any subsequent PACE Bonds to be acquired after the Closing Date of the Transaction.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017

T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

The Specified Parties also requested we perform certain procedures over a sample of 10 PACE Bonds (“Sample PACE Bonds”), excluding any subsequent PACE Bonds to be acquired after the Closing Date of the Transaction. 10 PACE Bonds were randomly selected from the file “Renew_2018-1_PWC_Assets_Assessments_For_Sample_04302018.xlsx”, within the tab labeled “Assets”, containing a list of 331 PACE Bonds provided by the Company on May 1, 2018 (“Initial PACE Bond List”). With respect to the Initial PACE Bond List, a random selection method ensures that all PACE Bonds have an equal chance of being selected.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the pool of assessments with all assets in the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

For the purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds. The following phrases, terms, and definitions, unless otherwise indicated, will be adopted in presenting our procedures and findings:

•	The phrase “Initial Assessment Data Tape” refers to a detailed listing of 4,594 PACE Assessments, containing certain attributes related to the PACE Assessments contained in the Initial Assessment List, provided to us by the Company on May 2, 2018 in the file “2018-1_Data_Tape_External_050218_PWC.xlsx”, within the tab labeled “Assessments.”

•	The phrase “Final Assessment Data Tape” refers to a detailed listing of 4,593 PACE Assessments, containing certain attributes related to the PACE Assessments contained in the Initial Assessment List and Revised Assessment List, provided to us by the Company on May 17, 2018 in the file “2018-1_Data_Tape_External_051718_PWC.xlsx”, within the tab labeled “Assessments.” The Company represented that 51 Assessments were fully prepaid as of May 3, 2018, including 1 Assessment from the Initial Assessment Sample. The prepaid Assessments were included on both the Initial Assessment Data Tape and Final Assessment Data Tape. Additionally, 1 Assessment that had been included in the Initial Data Tape was subsequently removed from the Transaction and excluded from the Final Assessment Data Tape.

With respect to the Initial Assessment Sample and Incremental Assessment Sample included in the Final Assessment Data Tape, the Company represented that corrections were made to certain attributes included in the Initial Assessment Data Tape, which have been identified as exceptions in Exhibit I of this AUP Report.

•	The phrase “Initial Bond Data Tape” refers to a detailed listing of 452 PACE Assets, including 331 PACE Bonds and 121 Florida Assets, containing certain attributes related to the PACE Bonds contained in the Initial PACE Bond List, provided to us by the Company on May 2, 2018 in the file “2018-1_Data_Tape_External_050218_PWC.xlsx”, within the tab labeled “Assets”.

•	The phrase “Final Bond Data Tape” refers to a detailed listing of 449 PACE Assets, including 328 PACE Bonds and 121 Florida Assets, containing certain attributes related to the PACE Bonds contained in the Initial PACE Bond List, provided to us by the Company on May 17, 2018 in the file “2018-1_Data_Tape_External_051718_PWC.xlsx”, within the tab labeled “Assets”. From the Initial Bond Data Tape, 8 PACE Bonds were exchanged for 5 PACE Bonds on May 10, 2018 which are reflected in the Final Bond Data Tape.

•	The phrase “Assessment File” refers to contract files or documentation related to each Sample Assessment in the Initial Assessment Sample, containing the following documentation provided to us by the Company on May 1, 2018:
-	“Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collectively, the “Original Assessment Amount Documentation”), and
-	“Assessment Agreement”

•	The phrase “Incremental Assessment File” refers to contract files or documentation related to each Sample Assessment in the Incremental Assessment Sample, containing the following documentation provided to us by the Company on May 17, 2018:
-	“Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collectively, the “Original Assessment Amount Documentation”), and
-	“Assessment Agreement”

•	The phrase “Supplemental Indentures” refers to the individual Supplemental Indentures for the Sample PACE Bonds, provided to us by the Company on May 1, 2018.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

•	The phrase “Subordinate Supplemental Indentures” refers to the individual Supplemental Indentures for PACE Bonds which contain subordinate lien Assessments, provided to us by the Company on May 21, 2018.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of the Sample Assessments:

1.	We compared the attributes specified in the table below (“Sample Assessment Characteristics”) set forth in the Initial Assessment Data Tape and Final Assessment Data Tape to the Assessment Files and Incremental Assessment Files, as applicable, and found them to be in agreement except as disclosed in Exhibit I:

	Sample Assessment Characteristics	Field Name in Initial Assessment Data Tape and Final Assessment Data Tape	Source within Assessment File and Incremental Assessment File
1	Applicant ID	Application ID	Original Assessment Amount Documentation
2	Original assessment amount	Original assessment amount	Original Assessment Amount Documentation
3	Property city	Property city	Original Assessment Amount Documentation
4	Property state	Property state	Original Assessment Amount Documentation
5	Property zip code	Property zip code	Original Assessment Amount Documentation
6	Property county	Property county	Original Assessment Amount Documentation
7	Recording date	AC Recording date	Original Assessment Amount Documentation
8	Original annual tax payment	Original Annual Tax Payment	Assessment Agreement
9	Project cost	Project Cost	Assessment Agreement
10	Rate	Rate	Assessment Agreement
11	Original term	Term	Assessment Agreement
12	Initial year on tax roll	Initial Tax Year	Assessment Agreement
13	Maturity year	Bond/Assignment Maturity Date	Assessment Agreement
14	Original reserve fund amount	Original Bond Reserve	Assessment Agreement

As instructed by the Company, with respect our comparison of Sample Assessment Characteristic 3, a property city of (i) “Los Angeles” as set forth on the Assessment File or Incremental Assessment File is deemed to be in agreement with a property city of “Westchester,” “San Pedro,” “Chatsworth,” “North Hollywood,” “Arleta,” Sylmar,” “West Hills,” “Mission Hills,” “Canoga Park”, “Northridge,” “Wilmington,” “Pacoima,” “Winnetka” or “Granada Hills” as set forth on the Notice of Assessment, and (ii) “Thousand Oaks” as set forth on the Assessment File or Incremental

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

Assessment File is deemed to be in agreement with a property city of “Newbury Park” as set forth on the Notice of Assessment.

As instructed by the Company, with respect to our comparison of Sample Assessment Characteristic 7, a difference of three business days or less is deemed to be in agreement.

As instructed by the Company, with respect to our comparison of Sample Assessment Characteristic 14, this procedure is only applicable to Sample Assessments domiciled in California.

2.	We recalculated the “Mortgage LTV” contained in the Initial Assessment Data Tape and Final Assessment Data Tape by dividing the “Mortgage Balance” by the “Property Value” (each as set forth on the Initial Assessment Data Tape and Final Assessment Data Tape). We compared the results of such recalculations to the “Mortgage LTV” ratio set forth on the Initial Assessment Data Tape and Final Assessment Data Tape, without exception.

3.	We recalculated the “CLTV (incl. prior assessments)” using information obtained from the Initial Assessment Data Tape and Final Assessment Data Tape by dividing (i) the sum of the (a) “Mortgage Balance”, (b) “Original Assessment Amount” and (c) “Prior Assessments” by (ii) the “Property Value.” We compared the results of such recalculations to the “CLTV (incl. prior assessments)” ratio set forth on the Initial Assessment Data Tape and Final Assessment Data Tape, without exception.

4.	We recalculated the “PACE LTV (incl. prior assessments)” using information obtained from the Initial Assessment Data Tape and Final Assessment Data Tape by dividing (i) the sum of (a) “Original Assessment Amount” and (b) “Prior Assessments” by (ii) the “Property Value.” We compared the results of such recalculations to the “PACE LTV (incl. prior assessments)” ratio set forth in the Initial Assessment Data Tape and Final Assessment Data Tape, without exception.

We applied the following procedures with respect to the Sample PACE Bonds:

5.	For the Sample PACE Bonds, we compared the attributes listed below (“Sample Bond Characteristics”), as set forth in the Initial Bond Data Tape and Final Bond Data Tape, to the information contained in the Supplemental Indentures, without exception:

Sample Bond Characteristics	Field name in the Initial Bond Data Tape and Final Bond Data Tape
Bond name	Current Series
Coupon	Rate
Maturity dates	Bond/Assignment Maturity Date
First payment date	First Payment Date
Original principal balance	Original Bond Amount

6.	For the Sample PACE Bonds, we recalculated the “Term” by subtracting the “First Payment Date” from the “Maturity Date” obtained from the Supplemental Indentures. The Company instructed us to round the results to the nearest Term as follows:

•	5 year term,
•	10 year term,
•	15 year term,
•	20 year term,
•	25 year term, and

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

•	30 year term.

We compared the recalculated Term to the Term listed in the Initial Bond Data Tape and Final Bond Data Tape and found them to be in agreement.

We applied the following procedures with respect to the population of Subordinate Assessments on the Final Assessment Data Tape:

7.	For each of the 196 assessments within the Transaction designated as "Sub PACE" per the "Asset Type" field contained in the Final Assessment Data Tape ("Subordinate Assessments") we performed the following procedures:

a.	For each Subordinate Assessment, we observed that the PACE bond identifier listed in the "Current Series" field contained in the Final Assessment Data Tape begins with the characters "MLS." The company represented that all Subordinate Assessments are bonded within PACE bonds beginning with the "MLS" string ("Subordinate PACE Bonds").

b.	For each Subordinate Assessment, we observed that the Application ID listed in the "Application ID" field of the Final Assessment Data Tape was also listed within Exhibit B of the corresponding Subordinate Supplemental Indenture, without exception.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the PACE Assessments, PACE Bonds, or other information provided to us or included in the Transaction documents. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

/s/ PricewaterhouseCoopers LLP

June 5, 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures

Renew 2018-1

June 5, 2018

Exhibit I

Initial Assessment Data Tape Exception

#	Application ID	Specified Attribute	Value Per Assessment File	Value per Initial Assessment Data Tape
1	FL-00106500	Recording Date	3/2/2018	3/8/2018